UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 12, 2023

Troika Media Group, Inc.
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

25 West 39th Street New York, NY	10018
(Address of principal executive oﬃces)	(Zip Code)
Registrant’s telephone number, including area code (212) 213-0111
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares $0.001 par value	TRKA	The NASDAQ Capital Market
Redeemable Warrants to acquire Common Shares	TRKAW	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On May 12, 2023, Troika Media Group, Inc. (the “Company”) filed with the Secretary of the State of Nevada, Certificates of Withdrawal (the “Certificates of Withdrawal”) of the Certificates of Designation of Preferences, Rights and Limitations previously filed with Secretary of State with respect to the Company’s (i) Series B Preferred Stock, (ii) Series C Preferred Stock, and (iii) Series D Preferred Stock (together, the “Previously Designated Series”). At the time of the filing of the Certificates of Withdrawal, no shares of any of the Previously Designated Series were outstanding. The Certificates of Withdrawal were effective upon filing, and eliminated from our Articles of Incorporation all matters set forth in the previously-filed Certificates of Designation of Preferences, Rights and Limitations with respect to the Previously Designated Series. As a result, the only designated series of preferred stock is the Series E Preferred Stock, par value $0.01 per share.

The foregoing descriptions of the Certificates of Withdrawal do not purport to be complete and are qualified in their entirety by reference to the Certificates of Withdrawal, copies of which are filed as Exhibits 3.1, 3.2 and 3.3 hereto and each of which is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Withdrawal of Designation of Series B Preferred Stock
3.2	Certificate of Withdrawal of Designation of Series C Preferred Stock
3.3	Certificate of Withdrawal of Designation of Series D Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Troika Media Group, Inc.
(Registrant)

Date: May 17, 2023	By:	/s/ Erica Naidrich
(Signature)
Erica Naidrich Chief Financial Officer